Exhibit 10.2(b)


   Schedule of Secured Convertible Note (refinancings after October 31, 2005)
        Issued by NCT Group, Inc. to Carole Salkind on December 7, 2005


      Issue Date        Due Date          Principal        Conversion Price
      ----------        --------         -----------       ----------------
       12/07/05         06/07/06         $959,383.98    Greater of: (i) $0.0052;
                                                        or (ii) the par value of
                                                        NCT Group, Inc.
                                                        common stock on the
                                                        date of conversion